Exhibit 99.11
Execution Version
WAIVER, CONSENT FORBEARANCE AND
SEVENTEENTH AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS WAIVER, CONSENT, FORBEARANCE AND SEVENTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventeenth Amendment”) is made and entered into as of October 1, 2007, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the “Agent”), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the “Co-Agent”), arranger and book runner, SALTON, INC., a Delaware corporation (the “Parent”), each of the Parent’s Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the “Borrowers”) and each of the Parent’s Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the “Guarantors” and, together with the Borrowers, the “Borrower Parties”). As provided in Section 1 below, capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement referred to in Recital A. below.
RECITALS:
     A. The Lenders, the Agent, the Co-Agent and the Borrowers are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as of May 11, 2005, as of July 8, 2005, as of September 22, 2005, as of October 7, 2005, as of November 9, 2005, as of February 8, 2006, as of May 10, 2006, as of August 15, 2006, as of February 12, 2007, as of April 13, 2007, as of June 28, 2007, as of July 30, 2007, as of July 31, 2007, as of August 6, 2007, as of August 8, 2007 and as it may be further amended, modified, supplemented or amended and restated from time to time, the “Credit Agreement”).
     B. Salton, Inc., SFP Merger Sub, Inc. and APN Holding Company, Inc., a wholly owned subsidiary of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. (the “Harbinger Entities”), are, concurrently with the execution and delivery of this Seventeenth Amendment, executing and delivering an Agreement and Plan of Merger dated as of, and as in effect on, the date hereof (“Merger Agreement”).
     C. On or after November 10, 2007, the component of the Borrowing Base described in clause (D) of the definition thereof will be reduced to zero, likely resulting in an Overadvance (as defined below). Pursuant to the terms of the Credit Agreement, the Borrowers are obligated to repay the Obligations in an amount equal to the sum of (i) principal amount of the Overadvance; (ii) accrued and unpaid interest thereon; and (iii) funding losses, if any, as required by Section 4.4 of the Credit Agreement.

     D. Concurrently with the execution and delivery of the Seventeenth Amendment, the Borrower Parties, Co-Agent and the Harbinger Entities are entering into a Loan Purchase Agreement (attached hereto as Exhibit A (the “Loan Purchase Agreement”). The Loan Purchase Agreement provides that upon the occurrence of certain events and according to certain terms, the Harbinger Entities agree to buy certain Loans and Obligations under the Credit Agreement from Co-Agent.
     E. Concurrently with the execution and delivery of this Seventeenth Amendment, Borrowers and the Harbinger Entities are entering into a Reimbursement and Credit Agreement (as defined below) which shall govern the terms and conditions of certain loans and obligations purchased under the Loan Purchase Agreement (as defined below) and provides for the payment of certain fees and expenses as set forth therein. The Harbinger Entities are also entering into an Intercreditor Agreement (“Junior Intercreditor Agreement”) with the Second Lien Agent.
     F. Certain Defaults and Events of Default have occurred and are continuing under Sections 3.1(c)(iv), 7.33 and 7.34 of the Credit Agreement (“Existing Events of Defaults”). The Borrower Parties have requested and the Lenders have agreed to forbear from exercising remedies with respect to the Existing Events of Defaults on the terms and conditions set forth herein.
     G. In order to consummate the transactions contemplated by these Recitals, the Borrowers have requested, and the Agent, Co-Agent and the Lenders have agreed, to certain amendments to the Credit Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the agreements and provisions herein contained the parties hereto do hereby agree as follows:
Section 1.   Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as amended hereby).
Section 2.   Amendments to the Credit Agreement. The Credit Agreement is hereby amended, effective as of the date this Seventeenth Amendment becomes effective in accordance with Section 4 hereof, as follows:
     2.01 Additional Definitions Annex A to the Credit Agreement is hereby amended by adding the following definitions in the correct alphabetical order:
               (a) “Amended and Restated Intercreditor Agreement” means the Amended and Restated Intercreditor Agreement dated as of October 1, 2007 among Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Special Situations Fund, L.P., the Second Lien Agent, the Co-Agent and the Agent, as amended, modified, supplemented or restated from time to time.
               (b) “Loan Purchase Agreement” means the Loan Purchase Agreement dated as of October 1, 2007 among Borrower Parties, Co-Agent, Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P., and all exhibits and schedules thereto.

               (c) “Merger Agreement means the Agreement and Plan of Merger dated as of October 1, 2007 among Salton, Inc., SFP Merger Sub, Inc. and APN Holding Company, Inc. as in effect on the date hereof.
               (d) “Merger Agreement Termination” means the Merger Agreement expires or is terminated or is terminable by any party thereto.
               (e) “Overadvance” means an amount equal to the excess of the Aggregate Outstandings over the lower of the Borrowing Base and the Maximum Amount.
               (f) “Overadvance Amount” means an amount equal to the sum of (i) principal amount of the Overadvance; (ii) accrued and unpaid interest thereon and (iii) funding losses, if any, as required by Section 4.4 hereof.
               (g) “Reimbursement and Credit Agreement” means the Reimbursement and Senior Secured Credit Agreement dated October 1, 2007 among Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Special Situations Fund, L.P., as the Lenders, Harbinger Capital Partners Master Fund I, Ltd., as Agent, and Salton, Inc., as in effect on such date.
               (h) “Reimbursement Loan Documents” means the “Loan Documents” as defined in the Reimbursement and Credit Agreement.
               (i) “Stretch Loans” means loans made available pursuant to clause (a)(D) of the definition of Borrowing Base
     2.02 Amended Definitions. Annex A to the Credit Agreement is hereby amended by:
               (a) Clause (a)(D) of the definition of “Borrowing Base” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
          “(D) the sum of
               (i) the lesser of
                    (A) the sum of
                         (I) ten percent (10%) of the Net Amount of Eligible Accounts, plus
                         (II) the sum of (x) twenty-four percent (24%) of the value of the Eligible Landed Inventory, plus (y) twenty-nine percent (29%) of the book value of Eligible In-Transit Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market; and
                    (B) $16,200,000; plus
               (ii) the Stretch Amount;

provided, that, notwithstanding the foregoing, on and after November 10, 2007, the result of this clause (D) shall be zero. The “Stretch Amount” shall be $52,289,509.48.”
               (b) deleting the definition of “Intercreditor Agreement” in its entirety and inserting the following in lieu thereof:
“Intercreditor Agreement” means, prior to the Effective Date (as defined in the Amended and Restated Intercreditor Agreement), that certain Intercreditor Agreement, dated as August 26, 2005, among the Co-Agent and the Agent, on the one hand, and the Second Lien Agent, on the other hand, as amended, modified, supplemented or restated from time to time, and after the Effective Date (as defined in the Amended and Restated Intercreditor), the Amended and Restated Intercreditor Agreement.
               (c) adding the following sentence to the end of the definition of “Loan Documents”:
          “Loan Documents shall also include the Loan Purchase Agreement.”
               (d) deleting the definition of “Maximum Amount” and in its entirety and inserting the following in lieu thereof:
“Maximum Amount” means a principal amount of Loans made and Letters of Credit issued (or guaranteed) under this Agreement equal to $187,500,000 minus the principal amount of Stretch Loans purchased pursuant to the Loan Purchase Agreement.”
               (e) deleting the period at the end of the definition of “Permitted Liens”, inserting the word ‘and” in lieu thereof and adding the following clause (k) thereto:
“(k) Liens, subject to the Intercreditor Agreement, to secure obligations and liabilities arising under the Reimbursement and Credit Agreement and the Reimbursement Loan Documents.”
     2.03 Amendment of Section 1.2(k). Section 1.2 of the Credit Agreement is hereby amended by deleting Section 1.2(k) in its entirety.
     2.04 Amendment of Section 3.1(c). Section 3.1(c) of the Credit Agreement is hereby amended by deleting clause (iv) thereof in its entirety and inserting the following in lieu thereof:
“(iv) If the aggregate principal amount of the Loans exceeds the lesser of the Borrowing Base and the Maximum Amount, the Borrowers shall prepay the outstanding principal amount of the Loans in an amount equal to such excess.”
     2.05 Addition of Section 3.9. The Credit Agreement is hereby amended by adding the following Section 3.9 immediately following Section 3.8:

“Section 3.9. Loan Purchase Agreement. If at any time any Lender sells any Loans pursuant Section 1(a) of the Loan Purchase Agreement, the Loans so purchased shall automatically and without any further action cease to be governed by the terms and conditions of this Agreement and shall be governed by and subject to the terms of the Reimbursement and Credit Agreement. The purchaser of such Loans shall not be a “Lender” hereunder and shall have no rights or obligations hereunder.”
     2.06 Amendment of Section 7.12. Section 7.12 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
“Section 7.12 Guaranties. No Loan party shall make, issue, or become liable on any Guaranty, except: (a) Guaranties of the Obligations in favor of the Agent, (b) Guaranties by the Parent of Debt permitted by Section 7.13, trade payables and real estate operating leases, (c) Guaranties of Debt by Guarantors permitted by Sections 7.13 (e), (k) or (m).”
     2.07 Amendment of Section 7.13. Section 7.13 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
“Section 7.13. Debt. No Loan Party shall incur or maintain any Debt, other than: (a) the Obligations; (b) Debt described on Schedule 7.13; (c) Debt of Salton Holdings Limited and Salton Europe Limited, under the Facility Agreement dated 23rd December 2005 among those entities, the lender parties listed therein, Burdale Financial Limited as agent and security trustee, as amended to the date hereof not exceeding the principal amount outstanding set forth on Annex C, Section II during the corresponding periods set forth on Annex C, Section II; (d) [Reserved]; (e) the Senior Notes in a principal amount equal to the principal amount outstanding on August 8,2007 less any repayments of principal of the Senior Notes after such date; (f) the Intercompany Account so long as such Debt is to the Subordination Agreement and, provided that, from and after May 11, 2005 (i) no Borrower Party shall make any Investment in a Foreign Subsidiary and (ii) no Foreign Subsidiary shall make any Investment in another Foreign Subsidiary; (g) Debt in respect of foreign currency hedging agreements with aggregate notional amounts not greater than $2,000,000 at any time; (h) [Reserved]; (i) [Reserved]; (j) [Reserved]: (k) the Second Lien Term Loan in a principal amount outstanding on August 8, 2007 less any repayments of principal of the Second Lien Term Loan after such date; (l) [Reserved]; and (m) Debt incurred under the Reimbursement and Credit Agreement to fund the purchase of Loans under Section 1(a) of the Loan Purchase Agreement in a principal amount not exceeding the Purchase Price (as defined in the Loan Purchase Agreement) of such Loans, plus fees not to exceed $5,000,000 and expenses reimbursable thereunder. Notwithstanding anything to the contrary contained herein, the Parent shall not, directly or indirectly, enter into any amendment or modification of the documents evidencing the Debt permitted under clause (g) above that is any manner adverse to the Parent, any Subsidiary, the Agent, the Co-agent or any Lender. Notwithstanding anything to the contrary contained herein, no Borrower

Party shall, directly or indirectly, enter into any amendment or modification of the documents evidencing the Debt permitted under clauses (e), (f), (k) or (m) above or any other Second Lien Loan Document or any other Reimbursement Loan Document.
     2.08 Amendment to Schedule 7.33. Paragraph H to Schedule 7.33 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:
“The Borrower Parties shall not use any proceeds of the Loans to make any payments of principal, interest, fees or other amounts on or with respect to the Senior Notes, the Second Lien Term Loans or obligations under the Reimbursment and Credit Agreement; provided, however, the Borrower Parties may use proceeds of the Loans to make (A) the scheduled payments of interest on: (i) the Senior Notes due in October 2007, (ii) the Second Lien Term Loan due in January, 2008, and (iii) the principal amount of Debt outstanding under the Reimbursement and Credit Agreement (to extent allowed under Section 7.13) that accrues after the purchase of Obligations under the Loan Purchase Agreement and (B) in the case of each of (A) (i), (ii) and (iii) above, to the extent not paid on the scheduled payment date, all interest accruing after such scheduled payment date up to one month’s additional interest; provided in all cases, that pro forma, after giving effect to each and every such payment, Availability is at least $1.”
     2.09 Addition of Section 7.36. The Credit Agreement is hereby amended by adding Section 7.36 as follows immediately after Section 7.35:
“The Borrower Parties shall not and shall not allow any Subsidiary of the Borrower Parties to waive any provision of the Merger Agreement or amend, supplement or otherwise modify the Merger Agreement.
     2.10 Addition of Section 7.37. The Credit Agreement is hereby amended by adding Section 7.37 as follows immediately after Section 7.36:
“(a) The Borrower Parties shall cause the liabilities owed by Salton Europe Ltd. and/or its Subsidiaries to Salton Hong Kong, Ltd that are secured by any assets of Salton Europe Ltd and/or its Subsidiaries, whether by grant of a lien, retention of title or other means, to not exceed, during the periods set forth on Annex C, Section I, the corresponding amounts for such periods set forth on Annex C; Section I; to the extent so secured such liabilities shall be secured solely by accounts receivable and inventory of Salton Europe Ltd. on a second lien basis, junior to the lien securing the obligations described in Section 7.13 (c); and except as so permitted and notwithstanding, anything to the contrary in the Loan Documents, Salton Hong Kong, Ltd. shall have no Liens on any asset of Salton, Inc. or any of its Subsidiaries;
(b) The Borrower Parties shall cause Salton Australia, Pty. Ltd. and/or its Subsidiaries to assume or guarantee up to $15,000,000 principal amount of

Revolving Loans or other Obligations on terms and conditions reasonably satisfactory to the Agent and Co-Agent and to secure its obligations under such assumption or guarantee by a first priority perfected lien in all of its and its Subsidiaries’ assets and that in the event Salton Australia, Pty. Ltd. and/or its Subsidiaries assumes any of the Revolving Loans or other Obligations, the Interest Rate applicable to such Revolving Loans or other Obligations shall be at an interest rate determined by the Co-Agent to be commercially reasonable in the Australian market for similar credits and the Interest Rate on the Revolving Loans, Term Loan and other Obligations that are not so assumed shall be adjusted so that the weighted average Interest Rate (as determined by the Co-Agent) on the Obligations shall be the same as the Interest Rate thereon would be if no Revolving Loans or other Obligations were so assumed.”
     2.11 Amendment of Section 9.1. Section 9.1 of the Credit Agreement is hereby amended:
          (a) by deleting clause (a) thereof in its entirety and inserting the following in lieu thereof:
“(a) any failure by the Borrowers to pay the principal of, or interest or premium on, any of the Obligations or any fee or other amount owing hereunder when due, whether upon demand or otherwise; provided, however, on and after November 10, 2007, if (i) the Co-Agent is entitled to exercise the Stretch Loan Put Notice (as defined in the Loan Purchase Agreement) as set forth in Section 3(a) of the Loan Purchase Agreement, (ii) the Overadvance Amount is less than or equal to principal amount of Stretch Loans subject to such put option, and (iii) none of Harbinger Capital Partners Master Fund I, Ltd. or Harbinger Capital Partners Special Situations Fund, L.P. have breached any of their obligations under the Loan Purchase Agreement, the failure of the Borrowers to pay, when due, the Overadvance Amount shall not constitute an Event of Default under this clause (a) unless the Co-Agent has attempted to, or is enjoined or otherwise legally prevented from exercising its rights under the Loan Purchase Agreement;”
          (b) by deleting the word “and” at the end of clause (r), redesignating clause (s) as clause (v) and inserting new clauses (s), (t) and (u) as follows:
“(s) there occurs any Default or Event of Default under, and as such terms are defined in, the Reimbursement and Credit Agreement;
(t) any party to the Merger Agreement has, or asserts, the right to terminate the Merger Agreement or the Merger Agreement is terminated;
(u) if, for any reason, the Loans purchased pursuant to Section 1(a) of the Loan Purchase Agreement are not governed by and subject to the terms of the Reimbursement and Credit Agreement or if the Reimbursement and Credit Agreement is ineffective, invalid or unenforceable in any material respect; “

     2.12 Amendment of Section 11.2. Section 11.2 of the Credit Agreement is hereby amended by adding clause (i) as follows immediately after clause (h):
“(i) Notwithstanding any other provision of this Agreement, Loans and Obligations may be assigned pursuant to the Loan Purchase Agreement.”
Section 3.   Representations and Warranties. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Seventeenth Amendment, the Borrower Parties hereby represent and warrant that:
     3.01 Representations and Warranties True and Correct. At and as of the date of this Seventeenth Amendment and both prior to and after giving effect to this Seventeenth Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.
     3.02 Corporate Power, Etc. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Seventeenth Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Seventeenth Amendment and the consummation of the transactions contemplated hereby.
     3.03 No Conflict. Neither the execution and delivery of this Seventeenth Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.
     3.04 Binding Effect. This Seventeenth Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4.   Waiver and Consent. Subject to the satisfaction of the terms and conditions herein:
     4.01 Waiver. Any Event of Default resulting from the inclusion of a qualification relating to going concerns in the report by the Parent’s independent auditors the accompanies the audited statements as of and for the period ending June 30, 2007 is hereby waived.
     4.02 Consent. The Agent, Co-Agent and Lenders hereby consent to the execution and delivery by the Borrower Parties of the Loan Purchase Agreement, the Amended and Restated Intercreditor Agreement, the Merger Agreement, the Waiver, Consent and First Amendment to the Second Lien Credit Agreement dated the date hereof, the Reimbursement and Credit Agreement and the Reimbursement Loan Documents; provided, however, that such consent shall not be deemed a waiver of any Default or Event of Default resulting from the consummation of the merger pursuant to the Merger Agreement or any amendments or modifications to the foregoing documents.
Section 5.    Forbearance. The Lenders hereby agree to forbear from exercising remedies under Section 9.2 of the Credit Agreement with respect to the Existing Events of Default; provided, the Borrower Parties satisfy each of the following conditions and no such condition has not been satisfied.
     5.01 Foreign Pledges. The Borrower Parties shall have delivered to the Agent and Co-Agent:
(a) On or before October 30, 2007, Foreign Pledge Agreements, substantially similar to those Foreign Pledge Agreements previously delivered or reasonably acceptable to Co-Agent, pledging as Collateral 100% of the issued and outstanding equity of (i) Salton International C.V., (ii) Salton UK (iii) Salton Hong Kong, Ltd., (iv) Salton Sarl, (v) Salton Australia, Pty. Ltd, (vi) Toastmaster de Mexico SA, and (vii) Salton Brazil Limitada; and
(b) Within 5 days after written request by the Agent or the Co-Agent, Foreign Pledge Agreements pledging as Collateral 100% of the issued and outstanding equity of any other Subsidiary of Salton, Inc. as specified in such request;
     5.02 Strategic Plan. On or prior to the date the Merger Agreement is not in full force and effect, is terminated or any party thereto has, or asserts, the right to terminate the Merger Agreement, the Borrower Parties shall have delivered to the Agent and the Co-Agent the comprehensive strategic plan described in Paragraph C of Schedule 7.33 of the Credit Agreement;
     5.03 Blocked Accounts. On or prior to October 15, 2007 the Borrower Parties shall have delivered to the Agent and the Co-Agent the control agreements described in Paragraph A of Schedule 7.33 of the Credit Agreement with respect to the J.P. Morgan Chase Accounts described therein;

     5.04 Australian Guaranty. On or before January 30, 2008, the Borrower Parties shall have caused Salton Australia, Pty. Ltd. and/or its Subsidiaries to assume or guarantee up to $15,000,000 principal amount of Revolving Loans or other Obligations on terms and conditions reasonably satisfactory to the Agent and Co-Agent and to secure its (or such Subsidiaries’) obligations under such assumption or guarantee by a first priority perfected lien in all of its and its Subsidiaries’ assets as described in Section 7.37(b);
     5.05 Chief Restructuring Officer. On or before the date that is 14 days from date of delivery of a written request from the Co-Agent, Salton Inc. shall have appointed a chief restructuring officer reasonably acceptable, and on terms reasonably acceptable, to the Co-Agent.
     5.06 SEC Report. On or prior to October 15, 2007 the Parent shall have filed its Form 10-K with the SEC and such Form 10-K shall comply in all material respects with all Requirements of Law.
Section 6.   Conditions. This Seventeenth Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 4 (such date, the “Effective Date”):
     6.01 Execution of the Seventeenth Amendment. Each of the parties hereto shall have executed an original counterpart of this Seventeenth Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.
     6.02 Representations and Warranties. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.
     6.03 Related Transactions.
               (a) The Merger Agreement, in form and substance satisfactory to the Co-Agent, shall have bee executed and delivered by the parties thereto and shall be in full force and effect without breach by any party of its obligations thereunder;
               (b) The Reimbursement and Credit Agreement and the Junior Intercreditor Agreement, each in form and substance, satisfactory to the Co-Agent, shall have been executed and delivered by the parties thereto, all conditions precedent thereto shall have been satisfied or waived and no default or event of default thereunder shall have occurred and be continuing; and
               (c) The Intercreditor Agreement shall have been executed and delivered by the parties thereto and shall be in full force and effect without breach by any party of its obligations thereunder.
               (d) The Loan Purchase Agreement shall have been executed and delivered by the parties thereto and shall be in full force and effect without breach by any party of its obligations thereunder.
     6.04 Document Deliveries. The Co-Agent shall have received:

               (a) copies of the Merger Agreement, the Loan Purchase Agreement, Reimbursement and Credit Agreement, all Reimbursement Loan Documents, the Junior Intercreditor Agreement (as defined in the Intercreditor Agreement); and all other agreements related to any of the foregoing, certified by a Responsible Office of the Administrative Borrower as a true, complete and correct;
               (b) copies of resolutions of the board of directors (and shareholders, if necessary) or other governing body of each party, the agreements described in Section 4.03 and this Seventeenth Amendment, each certified by an officer reasonably acceptable to the Agent and Co-Agent of such party authorizing the execution, delivery and performance of such agreements;
               (c) evidence reasonably satisfactory to the Agent and Co-Agent that the Existing Junior Lien Agent and the New Junior Lien Agent (as such terms are defined in the Intercreditor Agreement) are authorized to enter into such Intercreditor Agreement) on behalf of the Existing Junior Lenders and the New Junior Lenders, respectively (as such terms are defined in the Intercreditor Agreement; and
               (d) such other instruments, documents and agreements as the Co-Agent or the Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.
     6.05 Payment of Fees. All fees, costs, expense reimbursements and amounts due and payable to the Agent or the Co-Agent by APN Holding Company, Inc. , the Borrowers and the Guarantors shall have been paid in full.
      Section 7.   Miscellaneous.
     7.01 Continuing Effect. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.
     7.02 No Waiver; Reservation of Rights. This Seventeenth Amendment is limited as specified and the execution, delivery and effectiveness of this Seventeenth Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Seventeenth Amendment to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default not expressly waived herein.
     7.03 References.
               (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Seventeenth Amendment and (ii) all of the terms and provisions of this Seventeenth Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.
               (b) From and after the Effective Date, (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith, “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.
     7.04 Governing Law. THIS SEVENTEENTH AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     7.05 Severability. The provisions of this Seventeenth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Seventeenth Amendment in any jurisdiction.
     7.06 Overadvance. Agent acknowledges that the full amount of the Overadvance Amount is held by the Co-Agent.
     7.07 Counterparts. This Seventeenth Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Seventeenth Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.
     7.08 Headings. Section headings in this Seventeenth Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventeenth Amendment for any other purpose.
     7.09 Binding Effect; Assignment. This Seventeenth Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Seventeenth Amendment shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.
     7.10 Expenses. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Seventeenth Amendment and any document required to be furnished herewith.
     7.11 Integration. This Seventeenth Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
[Signature pages follow]

Execution Version
     IN WITNESS WHEREOF, the parties hereto have caused this Seventeenth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

SALTON, INC., a Delaware corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

TOASTMASTER INC., a Missouri corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

SALTON TOASTMASTER LOGISTICS LLC, a Delaware limited liability company

By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

GUARANTORS:

HOME CREATIONS DIRECT, LTD.,
a Delaware corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

SONEX INTERNATIONAL CORPORATION, a Delaware corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

ICEBOX, LLC, an Illinois limited liability company

By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer
[17TH AMENDMENT SIGNATURE PAGE]

FAMILY PRODUCTS INC., a Delaware corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

SALTON HOLDINGS, INC., a Delaware corporation

By:	/s/ William Lutz
Title:	Interim Chief Executive Officer and Chief Financial Officer

AGENT, CO-AGENT AND LENDERS:

WELLS FARGO FOOTHILL, INC.
as the Administrative Agent, the Collateral Agent and as a Lender

By:	/s/ William Plough

Its:

SILVER POINT FINANCE, LLC, as the Co-Agent, the Documentation Agent, and the Syndication Agent

By:	/s/ Richard Petrilli

Its:

[17TH AMENDMENT SIGNATURE PAGE]

SPIRET IV LOAN TRUST 2003-A, as a Lender

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee

By:	/s/ Erwin M. Soriano

Its:	Assistant Vice President

FIELD POINT I, LTD., as a Lender

By:	/s/ Richard Petrilli

Its:

FIELD POINT II, LTD., as a Lender

By:	/s/ Richard Petrilli

Its:

FIELD POINT III, LTD., as a Lender

By:	/s/ Richard Petrilli

Its:

FIELD POINT IV, LTD., as a Lender

By:	/s/ Richard Petrilli

Its:

SPCP GROUP, L.L.C., as a Lender

By:

Its:

[17TH AMENDMENT SIGNATURE PAGE]